UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2004

SCS TRANSPORTATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4435 Main Street, Suite 930, Kansas City, Missouri		64111

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (816) 960-3664

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officer; Election of Directors, Appointment of Principal Officers

On December 2, 2004, the Board of Directors elected William F. Martin, Jr. as a Class III director of the Corporation for a term expiring at the 2005 annual meeting of stockholders. The Company issued a press release announcing Martin’s election, which is attached as Exhibit 99.1.

Also on December 2, 2004, the Board of Directors approved the promotion of Stephanie R. Maschmeier to the position of controller from her current position as the Company’s director of corporate financial reporting. Maschmeier, 32, joined the Company in July 2002. Prior to joining SCS Transportation, Inc., Ms. Maschmeier worked in public accounting with Ernst & Young LLP since August 1994.

Item 9.01	Financial Statements and Exhibits

99.1	Press release of SCS Transportation, Inc. dated December 2, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCS TRANSPORTATION, INC.

Date: December 3, 2004	/s/ James J. Bellinghausen
James J. Bellinghausen
Vice President of Finance and Chief Financial Officer